Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
18. Commitments and Contingencies
Operating Leases. We lease certain equipment and office space under non-cancelable operating leases. Rental expense under operating leases approximated $12.3 million, $11.3 million, and $11.0 million for the years ended December 31, 2011, 2010, and 2009, respectively. In addition, in 2011, as a result of our restructuring efforts, we recorded approximately $0.4 million for terminations of operating leases. Future minimum payments, by year and in the aggregate, under non-cancelable operating leases with initial or remaining lease terms of one year or more, are as follows at December 31, 2011 (in thousands):

2012	$8,754
2013	5,626
2014	2,376
2015	453
2016	321
Thereafter	398
$17,928

Royalty and Consulting Agreements. We have entered into various royalty and other consulting agreements with third party consultants. We incurred royalty and consulting expenses of $0.2 million during each of the years ended December 31, 2011, 2010, and 2009, under non-cancelable contracts with minimum obligations that were contingent upon performance of services. The amounts in the table below represent minimum payments to consultants that are contingent upon future performance services. These fees are accrued when it is deemed probable that the performance thresholds are met. Future minimum payments under these agreements for which we have not recorded a liability are as follows at December 31, 2011 (in thousands):

2012	$147
2013	142
2014	142
2015	142
2016	142
Thereafter	—
$715

Purchase Obligations. We have entered into certain supply agreements for our products, which include minimum purchase obligations. During the years ended December 31, 2011, 2010, and 2009, we paid approximately $7.7 million, $6.1 million, and $3.1 million, respectively, under those supply agreements. At December 31, 2011, we have no further obligations of minimum purchases under those supply agreements.
Portions of our payments for operating leases, royalty and consulting agreements are denominated in foreign currencies and were translated in the tables above based on their respective U.S. dollar exchange rates at December 31, 2011. These future payments are subject to foreign currency exchange rate risk.
Governmental Inquiries. In December 2007, we received a subpoena from the United States Department of Justice (DOJ) through the United States Attorney’s Office for the District of New Jersey (USAO) requesting documents for the period January 1998 through the present related to any consulting and professional service agreements with orthopaedic surgeons in connection with hip or knee joint replacement procedures or products. This subpoena was served shortly after several of our knee and hip competitors agreed with the DOJ to resolutions of similar investigations.
On September 29, 2010, our wholly-owned subsidiary, Wright Medical Technology, Inc. (WMT), entered into a 12-month Deferred Prosecution Agreement (DPA) with the USAO and a Civil Settlement Agreement (CSA) with the United States. Under the DPA, the USAO filed a criminal complaint in the United States District Court for the District of New Jersey charging WMT with conspiracy to commit violations of the Anti-Kickback Statute (42 U.S.C. § 1320a-7b) during the years 2002 through 2007. The court deferred prosecution of the criminal complaint during the term of the DPA and the USAO agreed that if WMT complied with the DPA's provisions, the USAO would seek dismissal of the criminal complaint.
Pursuant to the CSA, WMT settled civil and administrative claims relating to the matter for a payment of $7.9 million without any admission by WMT. In conjunction with the CSA, WMT also entered into a five year Corporate Integrity Agreement (CIA) with the Office of the Inspector General of the United States Department of Health and Human Services (OIG-HHS). Pursuant to the DPA, an independent monitor is reviewing and evaluating WMT’s compliance with its obligations under the DPA. The DPA and the CIA were filed as Exhibits 10.3 and 10.2, respectively, to our current report on Form 8-K filed on September 30, 2010. The DPA has also been posted to our website. Each of the DPA and the CIA could be modified by mutual consent of the parties thereto.
As a result of the work of the independent monitor and WMT’s compliance program, the Board of Directors became aware of facts indicative of possible compliance issues. At the direction of the Nominating, Compliance and Governance Committee of the Board of Directors of WMT’s parent, Wright Medical Group, Inc. (WMGI), WMGI and WMT conducted an internal investigation with the assistance of outside counsel. The Board of Directors of WMGI received a report from outside counsel.
On May 4, 2011, our wholly-owned subsidiary Wright Medical Technology, Inc. (WMT) provided written notice to the independent monitor and to the United States Attorney's Office for the District of New Jersey (USAO) of credible evidence of serious wrongdoing, pursuant to a notification requirement in paragraph 20 of the Deferred Prosecution Agreement (DPA). On May 5, 2011, WMT received a letter from the USAO pursuant to paragraph 50 of the DPA stating that the USAO believed that WMT had knowingly and willfully breached material provisions of the DPA. The issues WMT is addressing relate to: (i) 42 U.S.C. § 1320a-7b(b) (also known as the “Anti-Kickback Statute”), specifically regarding certain employees' communications with a health care professional for consulting opportunities in a manner not consistent with WMT's compliance policy; (ii) the violation of Paragraph 25 of the DPA due to the communications with a healthcare professional noted above; and (iii) alleged violations of Paragraph 17 of the DPA due to WMT failure to provide information to the Monitor in a timely manner.
In order to resolve these issues, WMT has implemented a number of remedial measures, including: (i) taking appropriate personnel actions; (ii) enhancing its policies and employee training with respect to compliance with the requirements of paragraph 8 of the DPA, which requires all Company employees and agents to report suspected legal and policy violations, and paragraph 25 of the DPA, which governs interactions with consultants on the terms of consulting agreements and payment issues; (iii) reviewing its existing relationships with certain customers and taking appropriate further action where necessary with respect to these relationships; and (iv) clarifying lines of responsibility for making payments to consultants. WMT continues to provide ongoing employee training and to review its relationships with customers, and is developing a protocol for internal reporting and investigation of allegations of misconduct relating to senior management.
On September 15, 2011, WMT reached an agreement with the USAO and the OIG-HHS under which WMT voluntarily agreed to extend the term of its DPA for 12 months. As amended, the DPA will now expire on September 29, 2012. The USAO has agreed not to take any additional action regarding any breach of the DPA referenced in the aforementioned May 5, 2011 letter from the USAO unless it finds, prior to September 29, 2012, that WMT has committed a knowing, willful and uncured breach of a material provision of the DPA by its conduct after September 15, 2011 or by conduct before September 15, 2011 of which the independent monitor was not aware on that date. If WMT complies with all of the requirements of the amended DPA, the USAO will seek dismissal of the pending criminal complaint. On September 15, 2011, WMT also agreed with the OIG-HHS to an amendment to the Corporate Integrity Agreement (CIA) under which certain of WMT's substantive obligations under the CIA will now begin on September 29, 2012, when the amended DPA monitoring period expires. The term of the CIA has not changed, and will expire as previously provided on September 29, 2015. In connection with such amendment, the OIG-HHS informed WMT that it had no present intention, based on the information then known to it, to exercise its authority under Paragraph 51 of the DPA to exclude Wright from participation in federal healthcare programs based on any breach referenced in the May 5 letter unless the USAO were to take further action related to an alleged breach of the DPA by WMT.
The Company and the independent monitor continue their investigative activities pursuant to the DPA, and communications amongst WMT and the independent monitor, and other governmental agencies are ongoing. We are unable to predict the ultimate outcome of these activities.
As previously disclosed, at the direction of the Company's Board of Directors, WMT has continued to implement compliance measures and to take steps to enhance WMT's compliance environment. From time to time, WMT has provided, and may in the future provide, pursuant to Paragraph 20 of the DPA, written notices to the independent monitor and the USAO of “credible evidence of violations of 21 U.S.C. § 331,” a strict liability provision of the federal Food, Drug and Cosmetic Act (and any such notices have been and will be provided to the OIG-HHS). Paragraph 20 of the DPA requires WMT to provide written notice to the independent monitor and the USAO of credible evidence of violations of any criminal statute, regardless of whether any such violations are material. WMT has conducted a review of its clinical and regulatory affairs operations, and may conduct further reviews on an ongoing periodic basis. Although circumstances may change, the Company intends to disclose in its future filings with the Securities and Exchange Commission any additional occasions when WMT provides written notice under Paragraph 20 of the DPA or under the CIA only if such potential violation or violations, or any consequences therefrom, are required to be reported under U.S. federal securities laws.
The DPA and CIA impose certain obligations on WMT to maintain compliance with U.S. healthcare laws, regulations and other requirements. Our failure to do so could expose us to significant liability including, but not limited to, exclusion from federal healthcare program participation, including Medicaid and Medicare, which would have a material adverse effect on our financial condition, results of operations and cash flows, potential prosecution, including under the previously-filed criminal complaint, civil and criminal fines or penalties, and additional litigation cost and expense. A breach of the DPA or the CIA could result in an event of default under the Senior Credit Facility, which in turn could result in an event of default under the Indenture.
In addition to the USAO and OIG-HHS, other governmental agencies, including state authorities, could conduct investigations or institute proceedings that are not precluded by the terms of the settlements reflected in the DPA and the CIA. In addition, the settlement with the USAO and OIG-HHS could increase our exposure to lawsuits by potential whistleblowers, including under the federal false claims acts, based on new theories or allegations arising from the allegations made by the USAO. The costs of defending or resolving any such investigations or proceedings could have a material adverse effect on our financial condition, results of operations and cash flows.
Patent Litigation. In 2011, Howmedica Osteonics Corp. (Howmedica) and Stryker Ireland, Ltd. (Stryker), each a subsidiary of Stryker Corporation, filed a lawsuit against WMT in the United States District Court for the District of New Jersey (District Court) alleging that we infringed Howmedica and Stryker’s U.S. Patent No. 6,475,243 related to our LINEAGE® Acetabular Cup System and DYNASTY® Acetabular Cup System. The lawsuit seeks an order of infringement, injunctive relief, unspecified damages, and various other costs and relief and could impact a substantial portion of our knee product line. We believe, however, that we have strong defenses against these claims and plan to vigorously defend this lawsuit. Management does not believe that the outcome of this lawsuit will have a material adverse effect on our consolidated financial position or results of operations.
Product Liability. Claims for personal injury have been made against us associated with fractures of our PROFEMUR® titanium modular neck product.  The overall fracture rate for the product is low and the fractures appear, at least in part, to relate to patient demographics. Beginning in 2010, we began offering a cobalt-chrome version of our PROFEMUR® modular neck, which has greater strength characteristics than the alternative titanium version. Historically, we have reflected our liability for these claims as part of our standard product liability accruals on a case-by-case basis. However, during the third quarter of 2011, as a result of an increase in the number and monetary amount of claims, management determined an estimate of our liability to patients in North America who have previously required a revision following a fracture of a long PROFEMUR® titanium modular neck, or may require a revision in the future. Management has estimated that this aggregate liability ranges from approximately $23 million to $35 million. Any claims associated with this product outside of North America, or for any other products, will be managed as part of our standard product liability accruals.
Due to the uncertainty within our aggregate range of loss resulting from the estimation of the number of claims and related monetary payments, we have recorded a liability of $23.3 million, which represents the low-end of our estimated aggregate range of loss. We have classified $6.0 million of this liability as current in “Accrued expenses and other current liabilities” and $17.3 million as non-current in “Other liabilities” on our consolidated balance sheet. We expect to pay the majority of these claims within the next 4 years. We maintain insurance coverage that limits our self-insured risk per policy year, and have recorded an estimate of the probable recovery of approximately $3.7 million related to open claims within “Other current assets” and $4.7 million related to open claims within "Other assets" on our consolidated balance sheet. The estimated insurance proceeds are for current and projected claims through the end of our current coverage period, which ends in August 2012. As a result of the estimated insurance proceeds and the amount we had previously recorded under our historical product liability accrual methodology, we recorded a provision of $13.2 million within "Selling, general and administrative expenses" on our consolidated statements of operations during the quarter ended September 30, 2011, when we determined this liability.
We rely on significant estimates in determining our estimated liability for these claims, including the number of claims that we will receive and the amount we will pay per claim. The actual number of claims that we receive and the amount we pay per claim may differ from our estimates. These differences could result in further changes to our estimated liability, the impact of which cannot be estimated.
We have received a limited number of claims for personal injury associated with our metal-on-metal hip products. The number of claims have recently increased, we believe due to the increasing negative publicity in the industry regarding metal-on-metal hip products. To date, our metal-on-metal hip products have performed well clinically, and we intend to vigorously defend ourselves in these matters. We are currently accounting for these claims in accordance with our standard product liability accrual methodology on a case by case basis. Management does not believe that the outcome of claims will have a material adverse effect on our consolidated financial position or results of operations.
Employment Matters. In January and February 2012, three former employees, Cary Hagan, Frank Bono and Alicia Napoli, each filed separate lawsuits against WMT in the Chancery Court of Shelby County, Tennessee, asserting claims for retaliatory discharge and breach of contract based upon his or her respective Separation Pay Agreement.  In addition, Mr. Bono and Ms. Napoli each asserted a claim for defamation related to the press release issued at the time of their terminations and a wrongful discharge claim alleging violation of the Tennessee Public Protection Act.  Mr. Hagan, Mr. Bono and Ms. Napoli each claim that he or she is entitled to attorney fees in addition to other unspecified damages. We intend to vigorously defend each of these lawsuits.  However, since these lawsuits were filed very recently, we have not yet answered their complaints and are unable to assess the likelihood of an unfavorable outcome or estimate a potential range of loss, if any, at this time.
Other. We have received claims from health care professionals following the termination of certain contractual arrangements.  These matters are in the early stages of evaluation and management is unable to estimate the cost, if any, of ultimately resolving these claims. Accordingly, no provisions have been recorded in our financial statements related to these claims as of December 31, 2011.
In addition to those noted above, we are subject to various other legal proceedings, product liability claims, corporate governance, and other matters which arise in the ordinary course of business. In the opinion of management, the amount of liability, if any, with respect to these matters, will not materially affect our consolidated results of operations or financial position.